SASCO 2005-S5
Credit Risk Manager Report
October 2005

2005 Clayton Fixed Income Services Inc. All rights reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.
The Report is based upon information provided to Clayton Fixed Income Services Inc. by third parties and therefore Clayton Fixed Income Services Inc. cannot, and does not, warrant that the information contained in this Report is accurate or complete.

2005 Clayton Fixed Income Services Inc. All rights reserved.


Table of Contents
Section One: Executive Summary
Section Two: Loan-Level Report
Section Three: Prepayment Analysis
Section Four: Analytics

2005 Clayton Fixed Income Services Inc. All rights reserved.

Section One

Executive Summary

2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Executive Summary October 2005
Transaction Summary
Closing Date:08/30/2005
Depositor:Structured Asset Securities Corporation
Trustee(s):U. S. Bank
Master Servicer:Aurora Loan Services Master Servicing
Servicer(s):Aurora Loan Services, GMAC Mortgage, Option One Mortgage Delinquency Reporting Method:OTS1
Collateral Summary
		   Closing Date    9/30/2005^2  9/30/2005 as a
						Percentage of Closing Date
Collateral Balance $621,661,393    $593,238,671     95.42%
Loan Count         13,417          12,942           96.46%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Clayton Fixed Income Services Inc. by the servicers on a monthly basis.
2005 Clayton Fixed Income Services Inc. All rights reserved.

Collateral Statistics

	                   Percentage of UPB     Summed Balance      Loan Count
Payment Defaults                23               $985,403            0.17%
Early Payment Defaults*         116              $6,313,574          1.06%
Multiple Loans to One Borrower  0                $0                  0.00%

* A default that occurs on the second or third scheduled payment
Clayton has identified the following first payment defaults (FPD) and early payment defaults (EPD) as risky loans. While Clayton views all FPD and EPD loans as being risky, these loans represent a greater risk to the trust than others as they have entered into foreclosure. Clayton is currently research these loans as possible candidates for repurchase.


Loan Number FC Position Unpaid Balance Property  Valuation  Clayton
                                       Value     Type       Equity Estimate
6774007     1st         $31,585        $158,000  BPO        $6,000
6777819     2nd         $65,971        $365,000  Original   $43,400
                                                 Appraisal

6780356     1st         $27,050        $205,000  BPO        $68,800

FEMA Disaster Area Loans
Clayton identified 1,278 properties within this security which are located in areas that are designated as FEMA disaster areas as a result of the recent natural disasters. These include Hurricanes Katrina, Rita and Wilma, as well as the New Hampshire floods. Of these properties, 1,127 are located in areas covered by individual assistance, which allows for individuals to file personal claims with FEMA up to $26,200. The total unpaid principal balance of the loans covered by individual assistance is $47,276,179.

The remaining 151 properties are located in areas covered by public assistance, which also allows individual claims, but gives first priority to municipal officials to file claims for infrastructure repairs. The total unpaid principal balance of the loans covered by public assistance is $5,160,944.

2005 Clayton Fixed Income Services Inc. All rights reserved.

While Clayton considers all loans in FEMA areas risky, the loans identified below are more immediate risks to the trust due to delinquency and foreclosure.

Loan Number   Location        Delinquency  Unpaid       MI         FEMA
                                           Balance    Covered    Coverage
6780356   West Palm Beach,FL  Foreclosure  $27,050      No       Individual
6778832   Hollywood,FL        90 Days      $43,982      No       Individual
6772398   Humble,TX           90 Days      $134,922     No       Individual

Prepayments

Remittance Date Beginning Collateral Balance Total Prepayments Percentage of
						               Prepayments
10/25/2005      $606,899,850                 $13,490,086       2.22
9/25/2005       $619,738,784                 $12,507,555       2.02

Prepayment Analysis
In the 10/25/2005 remittance, 235 loans paid-in-full. Forty-three loans had active prepayment flags at the time of payoff, and 41 of these loans remitted penalties to the trust. According to the servicer data, $104,752 worth of penalties were remitted to the P-class. Two loans paid off with active flags but did not remit penalties. Clayton asked the servicer why no penalties were collected.

Loss Analysis
Loss Issues for Current Month
During the 10/25/2005 distribution period, no losses were passed to the trust for this security.

2005 Clayton Fixed Income Services Inc. All rights reserved.

Section Two

Loan-Level Report

2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss       Est. Liq. Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6780356        FL        6/1/2005        BPO        $158,000        $27,050
  17.12%        $107,150        $0        8/1/2006        FF
788        5/1/2005        8/18/2005        $205,000        $27,050
13.19%        65.46%        0.00%        Monitor
Default Reason:        (Unknown)
10/13/2005        This loan was added to the Watchlist because it is a first payment default and is in foreclosure.  Based on the updated BPO it appears that there is equity to pursue.  Murrayhill is researching if this may be a possible
repurchase candidate.
6780519        AZ        6/1/2005        BPO        $74,000        $10,800
 14.59%        $57,600        $3,620        9/1/2006        69
764        5/1/2005        9/10/2005        $85,900        $10,800       12.57%
       79.62%        33.51%        Monitor
Default Reason:        (Unknown)
11/4/2005        This loan was added to the Watchlist because it is a first payment default. Based on the most recent BPO Clayton estimates that there is $15,000 worth of equity to pursue.
6780531        SC        5/1/2005        Int. Est.        $125,000
$24,924        19.93%        $99,500        $24,790        11/1/2006        36
773        6/1/2005        6/30/2005        $95,024        $24,790       26.08%
       130.79%        99.46%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6780619        OH        5/1/2005        BPO        $224,000        $44,600
  19.91%        $178,400        $44,576        12/1/2006        69
807        5/1/2005        7/8/2005        $223,000        $44,576       19.98%
       99.98%        99.94%        Monitor
Default Reason:        (Unknown)
10/13/2005        This loan has been added to the Watchlist because it is a
early payment default. Based on the 9/28/2005 BPO Clayton estimates that there is $8,000 worth of equity in the property.
6780782        CA        6/1/2005        Int. Est.        $729,000
$145,800        20.00%        $583,200        $145,758        9/1/2006       36
688        6/1/2005        6/30/2005        $488,430        $145,758
29.84%        149.24%        99.97%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6781145        CA        6/1/2005        Int. Est.        $635,000
$125,000        19.68%        $508,000        $124,877        10/1/2006
C3
646        7/1/2005        6/30/2005        $482,600        $124,877
25.87%        131.13%        99.90%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.




2005 Clayton Fixed Income Services Inc. All rights reserved.


1        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6781249        AZ        6/1/2005        Int. Est.        $139,000
$20,500        14.74%        $109,600        $20,015        11/1/2006        C3
752        7/1/2005        6/30/2005        $105,640        $20,015
18.94%        122.69%        97.63%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and an investment home.

6781421        TX        6/1/2005        Int. Est.        $116,000
$22,845        19.69%        $92,177        $22,819        7/1/2006        C3
691        7/1/2005        6/30/2005        $88,160        $22,819       25.88%
       130.43%        99.88%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6781437        OH        6/1/2005        Int. Est.        $192,000
$38,380        19.98%        $153,520        $38,363        2/1/2007        C3
639        7/1/2005        6/30/2005        $145,920        $38,363
26.29%        131.49%        99.95%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6781531        MI        6/1/2005        Int. Est.        $195,000
$38,200        19.58%        $152,800        $38,181        2/1/2007        C3
740        7/1/2005        6/30/2005        $148,200        $38,181
25.76%        128.86%        99.95%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and its an investment home financed by a no documentation loan.

6781688        MO        6/1/2005        Int. Est.        $260,000
$52,000        20.00%        $208,000        $51,976        7/1/2006        36
736        6/1/2005        6/30/2005        $197,600        $51,976
26.30%        131.56%        99.95%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and its a no documentation loan.

6781882        AR        7/1/2005        Int. Est.        $185,000
$27,135        14.66%        $144,720        $27,121        11/1/2006        C3
741        7/1/2005        6/30/2005        $140,600        $27,121
19.28%        122.21%        99.94%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.






2005 Clayton Fixed Income Services Inc. All rights reserved.


2        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6782538        AZ        7/1/2005        Int. Est.        $178,000
$26,600        14.94%        $142,000        $26,590        11/1/2006        C3
761        7/1/2005        6/30/2005        $135,280        $26,590
19.65%        124.62%        99.96%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6782624        KY        7/1/2005        Int. Est.        $117,000
$22,700        19.40%        $90,800        $22,700        11/1/2006        36
714        6/1/2005        6/30/2005        $88,920        $22,700       25.52%
       127.64%        100.00%        Monitor
Default Reason:        (Unknown)
10/13/2005        This loan has been added to the Watchlist because it is a
first payment default.

6782875        UT        7/1/2005        Int. Est.        $122,500
$24,500        20.00%        $98,000        $24,495        11/1/2006        C3
700        7/1/2005        6/30/2005        $93,100        $24,495       26.30%
       131.57%        99.97%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and an investment home.

6782879        VA        7/1/2005        Int. Est.        $171,000
$25,500        14.91%        $136,000        $25,494        8/1/2006        C3
692        7/1/2005        6/30/2005        $129,960        $25,494
19.61%        124.26%        99.97%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and it is a no documentation cash out refinance.

6782992        CO        7/1/2005        Int. Est.        $89,000       $16,500
       18.53%        $71,200        $16,463        11/1/2006        C3
658        7/1/2005        6/30/2005        $67,640        $16,463       24.33%
       129.60%        99.77%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance.

6783147        CO        7/1/2005        Int. Est.        $159,000
$15,900        10.00%        $127,200        $15,891        11/1/2006        C3
778        7/1/2005        6/30/2005        $120,840        $15,891
13.15%        118.41%        99.94%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and it is a no documentation cash out refinance.






2005 Clayton Fixed Income Services Inc. All rights reserved.


3        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6783239        TX        7/1/2005        Int. Est.        $400,000
$60,000        15.00%        $320,000        $59,973        7/1/2006        C3
687        7/1/2005        6/30/2005        $304,000        $59,973
19.72%        124.99%        99.95%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and its a no documentation loan.

6783256        AZ        7/1/2005        Int. Est.        $229,000
$43,800        19.12%        $175,200        $43,783        11/1/2006        C3
783        7/1/2005        6/30/2005        $174,040        $43,783
25.15%        125.82%        99.96%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and an investment home.

6783657        CA        7/1/2005        Int. Est.        $310,000
$46,500        15.00%        $248,000        $46,500        9/1/2006        36
797        6/1/2005        6/30/2005        $235,600        $46,500
19.73%        125.00%        100.00%        Monitor
Default Reason:        (Unknown)
10/13/2005        This loan has been added to the Watchlist because it is a
first payment default.

6784239        FL        7/1/2005        Int. Est.        $334,000
$22,718        6.80%        $181,747        $0        9/1/2006        36
660        6/1/2005        6/30/2005        $253,840        $22,718       8.94%
       80.54%        0.00%        Monitor
Default Reason:        (Unknown)
10/13/2005        This loan has been added to the Watchlist because it is a
first payment default.

6784592        WI        7/1/2005        Int. Est.        $233,000
$34,950        15.00%        $186,400        $34,950        3/1/2007        36
683        6/1/2005        6/30/2005        $177,080        $34,950
19.73%        125.00%        100.00%        Monitor
Default Reason:        (Unknown)
10/13/2005        This loan has been added to the Watchlist because it is a
first payment default.

6785156        MI        8/1/2005        Int. Est.        $85,000       $12,750
       15.00%        $68,000        $12,750        2/1/2007        C3
664        7/1/2005        6/30/2005        $64,600        $12,750       19.73%
       125.00%        100.00%        Monitor - BK
Default Reason:        (Unknown)
11/4/2005        This loan has been added to the Watchlist because the borrower filed for Chapter 7 bankruptcy in September 2005.





2005 Clayton Fixed Income Services Inc. All rights reserved.


4        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6772013        NY        5/1/2005        BPO        $790,000        $118,500
   15.00%        $632,000        $94,411        3/1/2007        C6
774        6/1/2005        9/7/2005        $800,000        $118,379
14.79%        93.79%        79.67%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6772099        CA        5/1/2005        BPO        $325,000        $65,000
  20.00%        $260,000        $25,110        7/1/2006        C9
671        5/1/2005        8/19/2005        $365,000        $64,971
17.80%        89.03%        38.63%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and went from current to 90 days delinquent in the first two months of securitization.

6772152        CA        5/1/2005        BPO        $725,000        $145,000
   20.00%        $580,000        $144,926        7/1/2006        C9
763        5/1/2005        8/28/2005        $625,000        $144,926
23.18%        115.98%        99.94%        Monitor
Default Reason:        (Unknown)
10/31/2005        This loan has been added to the Watchlist because it is an early payment default and the loan went from current to 90 days delinquent in the first two months of securitiation. Based on the BPO completed on 8/28/2005 Clayton estimates the there is ($63,900) worth of equity in the property.
6772395        MD        5/1/2005        BPO        $935,000        $187,000
   20.00%        $748,000        $126,485        5/1/2006        C6
747        6/1/2005        9/7/2005        $972,000        $186,809
19.21%        96.17%        67.63%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6772398        TX        5/1/2005        BPO        $675,000        $135,000
   20.00%        $540,000        $134,922        5/1/2006        C9
740        5/1/2005        8/17/2005        $645,000        $134,922
20.91%        104.63%        99.94%        Monitor
Default Reason:        (Unknown)
11/2/2005        This loan has been added to the Watchlist because it is an early payment default and the loan went from current to 90 days delinquent in the first two months of securitization. Based on the 8/17/2005 BPO Clayton estimates that there is ($3,000) worth of equity in the property.
6772424        NY        5/1/2005        BPO        $492,900        $98,580
  20.00%        $394,320        $65,478        3/1/2007        C6
804        6/1/2005        9/7/2005        $525,000        $98,480       18.75%
       93.86%        66.42%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.





2005 Clayton Fixed Income Services Inc. All rights reserved.


5        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6772454        IL        5/1/2005        BPO        $140,000        $7,000
 5.00%        $126,000        $6,940        4/1/2007        C6
635        6/1/2005        9/6/2005        $110,000        $6,940        6.30%
     120.85%        99.13%        Monitor
Default Reason:        (Unknown)
11/4/2005        This loan has been added to the Watchlist because it is an early payment default and an investment home property. Based on the 9/6/2005 BPO Clayton estimates that there is ($37,000) worth of equity in the property.
6772463        MN        5/1/2005        BPO        $260,000        $52,000
  20.00%        $208,000        $43,969        1/1/2007        C6
649        6/1/2005        9/7/2005        $270,000        $51,951       19.24%
       96.27%        84.55%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6772519        MI        5/1/2005        BPO        $65,000        $13,000
 20.00%        $52,000        $12,969        12/1/2006        C6
626        6/1/2005        9/8/2005        $36,000        $12,969        36.02%
      180.47%        99.76%        Monitor
Default Reason:        (Unknown)
11/2/2005        This loan has been added to the Watchlist because the property value has declined by 44 percent and the loan is an early payment default. Clayton has asked the servicer for a copy of the original appraisaland the most
recent BPO to reconcile the decline in value.
6772600        CO        5/1/2005        BPO        $199,500        $39,900
  20.00%        $159,600        $39,880        9/1/2006        C9
634        5/1/2005        8/18/2005        $194,000        $39,880
20.55%        102.82%        99.95%        Monitor
Default Reason:        (Unknown)
11/2/2005        This loan has been added to the Watchlist because it is an early payment default and went from current to 90 days delinquent during the first two months of securitization. Based on the 8/18/2005 BPO Clayton estimates that there is $2,200 worth of equity in the property. Additionally, this loan is a cash out refinance.
6772665        NC        5/1/2005        BPO        $172,920        $34,584
  20.00%        $138,336        $24,558        8/1/2006        C6
669        6/1/2005        9/7/2005        $185,000        $34,545       18.67%
       93.44%        71.00%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6772715        NY        5/1/2005        BPO        $500,000        $75,000
  15.00%        $400,000        $74,945        3/1/2007        C6
631        6/1/2005        9/8/2005        $485,000        $74,945       15.45%
       97.92%        99.92%        Monitor
Default Reason:        (Unknown)
11/4/2005        This loan has been added to the Watchlist because it is an early payment default. Based on the 9/8/2005 BPO Clayton estimates that there is $4,500 worth of equity in the property.



2005 Clayton Fixed Income Services Inc. All rights reserved.


6        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6772757        FL        5/1/2005        Int. Est.        $124,900       $6,245
       5.00%        $0        $0        11/1/2006        C0
655        8/1/2005        6/30/2005        $103,788        $0        0.00%
  0.00%        0.00%        Monitor
Default Reason:        (Unknown)
10/26/2005        This loan paid off on 9/19/2005 with an active prepayment
penalty flag set to expire on 3/29/2007. Murrayhill asked the servicer to explain why no prepayment penalty was remitted.
6772847        FL        5/1/2005        BPO        $523,000        $104,600
   20.00%        $418,400        $50,011        9/1/2006        C6
634        6/1/2005        9/8/2005        $575,000        $104,531
18.17%        90.94%        47.81%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6772851        CA        3/1/2005        Int. Est.        $650,000
$130,000        20.00%        $0        $0        10/1/2006        00
631        8/1/2005        6/30/2005        $465,473        $0        0.00%
  0.00%        0.00%        Monitor
Default Reason:        (Unknown)
10/13/2005        This loan paid off on 8/23/2005 with an active flag with an expiration date of 1/30/2007, but the servicer did not collect a prepayment penalty. Murrayhill has asked the servicer why no prepayment penalty was collected.
6772922        NY        5/1/2005        BPO        $275,600        $55,120
  20.00%        $220,480        $55,067        3/1/2007        C6
671        6/1/2005        9/7/2005        $265,000        $55,067       20.77%
       103.97%        99.90%        Monitor
Default Reason:        (Unknown)
11/4/2005        This loan has been added to the Watchlist because it is an early payment default. Based on the 9/7/2005 BPO Clayton estimates that there is $400 worth of equity in the property.
6772970        CA        5/1/2005        BPO        $190,000        $38,000
  20.00%        $152,000        $0        8/1/2006        C6
640        6/1/2005        9/7/2005        $265,000        $37,962       14.32%
       71.68%        0.00%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6773058        CA        5/1/2005        BPO        $385,000        $43,000
  11.16%        $308,000        $20,488        8/1/2006        C6
652        6/1/2005        9/8/2005        $400,000        $42,950       10.73%
       87.73%        47.64%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance.



2005 Clayton Fixed Income Services Inc. All rights reserved.


7        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6773081        NY        5/1/2005        Int. Est.        $567,000
$113,400        20.00%        $0        $0        5/1/2007        C0
767        8/1/2005        6/30/2005        $453,042        $0        0.00%
  0.00%        0.00%        Monitor
Default Reason:        (Unknown)
10/26/2005        This loan paid off on 9/13/2005 with an active prepayment
penalty flag set to expire on 3/30/2006. Murrayhill asked the servicer to explain why no prepayment penalty was remitted.
6773114        CA        5/1/2005        BPO        $500,000        $100,000
   20.00%        $400,000        $99,890        8/1/2006        C6
773        6/1/2005        9/7/2005        $435,000        $99,890       22.96%
       114.91%        99.89%        Monitor
Default Reason:        (Unknown)
11/4/2005        This loan has been added to the Watchlist because it is an early payment default. Based on the 9/7/2005 BPO Clayton estimates that there is ($45,500) worth of equity in the property.
6773176        NJ        5/1/2005        BPO        $290,000        $14,500
  5.00%        $261,000        $14,345        1/1/2007        C6
770        6/1/2005        9/8/2005        $275,000        $14,345       5.21%
      100.12%        98.93%        Monitor
Default Reason:        (Unknown)
11/4/2005        This loan has been added to the Watchlist because it is an early payment default and an investment home property. Based on the 9/8/2005 BPO Clayton estimates that there is ($34,400) worth of equity in the property.
6773228        NJ        5/1/2005        BPO        $225,000        $11,250
  5.00%        $202,500        $11,153        1/1/2007        C6
641        6/1/2005        9/6/2005        $235,000        $11,153       4.74%
      90.91%        99.13%        Monitor
Default Reason:        (Unknown)
11/4/2005        This loan has been added to the Watchlist because it is an early payment default and an investment home property. Based on the 9/6/2005 BPO Murrayhill estimates that there is ($7,000) worth of equity in the property.

6773298        CA        5/1/2005        BPO        $479,000        $95,800
  20.00%        $383,200        $82,039        8/1/2006        C6
668        6/1/2005        9/7/2005        $485,000        $95,689       19.72%
       98.74%        85.63%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6773424        MD        7/1/2005        Int. Est.        $832,000
$166,400        20.00%        $499,200        $166,336        7/1/2006       C3
669        7/1/2005        6/30/2005        $557,440        $166,336
29.83%        119.39%        99.96%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and it is a no documentation cash out refinance.




2005 Clayton Fixed Income Services Inc. All rights reserved.


8        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6778832        FL        5/1/2005        BPO        $220,000        $44,000
  20.00%        $176,000        $30,738        8/1/2006        9
644        5/1/2005        9/21/2005        $235,000        $43,982
18.71%        93.60%        69.85%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance.

6778840        KY        6/1/2005        BPO        $140,000        $24,900
  17.78%        $99,500        $24,890        10/1/2006        6
633        6/1/2005        9/21/2005        $125,000        $24,890
19.91%        99.51%        99.96%        Monitor
Default Reason:        (Unknown)
11/4/2005        This loan has been added to the Watchlist because it is an early payment default. Based on the 9/21/2005 BPO Clayton estimates that there is $5,000 worth of equity in the property.
6778870        FL        6/1/2005        Int. Est.        $215,000
$43,000        20.00%        $172,000        $42,976        10/1/2006        3
638        7/1/2005        6/30/2005        $163,400        $42,976
26.30%        131.56%        99.94%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6778881        MA        5/1/2005        BPO        $492,000        $98,000
  19.91%        $392,000        $92,683        7/1/2006        6
659        6/1/2005        9/21/2005        $490,000        $97,950
19.98%        99.98%        94.57%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6778921        FL        6/1/2005        Int. Est.        $245,000
$48,400        19.75%        $193,600        $48,368        10/1/2006        3
659        7/1/2005        6/30/2005        $186,200        $48,368
25.97%        129.95%        99.93%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6778961        FL        6/1/2005        BPO        $270,000        $54,000
  20.00%        $216,000        $45,317        9/1/2006        6
580        6/1/2005        9/21/2005        $280,000        $53,985
19.28%        96.42%        83.92%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.





2005 Clayton Fixed Income Services Inc. All rights reserved.


9        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6779006        RI        6/1/2005        Int. Est.        $333,000
$49,950        15.00%        $266,400        $49,898        8/1/2006       3
620        7/1/2005        6/30/2005        $253,080        $49,898
19.71%        124.97%        99.89%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6779017        MI        6/1/2005        BPO        $460,000        $92,000
  20.00%        $368,000        $91,899        12/1/2006        6
683        6/1/2005        9/21/2005        $405,000        $91,899
22.69%        113.55%        99.89%        Monitor
Default Reason:        (Unknown)
11/4/2005        This loan has been added to the Watchlist because it is an early payment default. Based on the 9/21/2005 BPO Clayton estimates that there is ($33,000) worth of equity in the property.
6779021        MI        6/1/2005        BPO        $115,000        $23,000
  20.00%        $92,000        $23,000        11/1/2006        9
717        5/1/2005        9/25/2005        $85,000        $23,000       27.05%
       135.29%        100.00%        Monitor
Default Reason:        (Unknown)
10/31/2005        This loan has been added to the Watchlist because it is an first payment default. Based on the BPO completed on 9/21/2005 Clayton estimates that there is ($23,000) worth of equity in the property.
6779023        TN        5/1/2005        BPO        $500,000        $100,000
   20.00%        $400,000        $90,567        5/1/2006        9
730        5/1/2005        9/22/2005        $500,000        $99,909
19.98%        99.98%        90.56%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6779032        TN        6/1/2005        Int. Est.        $129,500
$25,800        19.92%        $103,200        $25,782        7/1/2006        3
657        7/1/2005        6/30/2005        $98,420        $25,782       26.19%
       131.05%        99.93%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6779105        MI        6/1/2005        Int. Est.        $125,000
$25,000        20.00%        $100,000        $24,975        1/1/2007        3
724        7/1/2005        6/30/2005        $95,000        $24,975       26.28%
       131.55%        99.90%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance.





2005 Clayton Fixed Income Services Inc. All rights reserved.


10        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6779114        OH        6/1/2005        BPO        $158,000        $31,600
  20.00%        $126,400        $31,591        12/1/2006        6
610        6/1/2005        9/21/2005        $145,000        $31,591
21.78%        108.95%        99.97%        Monitor
Default Reason:        (Unknown)
11/4/2005        This loan has been added to the Watchlist because it is an early payment default. Based on the 9/21/2005 BPO Clayton estimates that there is ($6,000) worth of equity in the property. Additionally, this loan is a cash out refinance.
6779115        KY        6/1/2005        BPO        $146,000        $29,200
  20.00%        $116,800        $29,190        10/1/2006        6
627        6/1/2005        9/20/2005        $148,000        $29,190
19.72%        98.64%        99.96%        Monitor
Default Reason:        (Unknown)
11/4/2005        This loan has been added to the Watchlist because it is an early payment default. Based on the 9/20/2005 BPO Clayton estimates that there is $7,000 worth of equity in the property.
6779118        IL        6/1/2005        BPO        $440,000        $88,000
  20.00%        $352,000        $88,000        3/1/2007        9
643        5/1/2005        9/27/2005        $345,000        $88,000
25.50%        127.53%        100.00%        Monitor
Default Reason:        (Unknown)
10/31/2005        This loan has been added to the Watchlist because it is an first payment default. Based on the BPO completed on 9/21/2005 Clayton estimates that there is ($70,000) worth of equity in the property.
6779130        IL        6/1/2005        Int. Est.        $165,000
$32,550        19.72%        $130,300        $32,529        5/1/2007        3
691        7/1/2005        6/30/2005        $125,400        $32,529
25.93%        129.84%        99.93%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6779197        CA        6/1/2005        Int. Est.        $377,750
$56,600        14.98%        $302,000        $56,523        9/1/2006        3
665        7/1/2005        6/30/2005        $287,090        $56,523
19.68%        124.88%        99.86%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6779222        CA        6/1/2005        BPO        $655,000        $155,000
   23.66%        $500,000        $100,866        8/1/2006        6
642        6/1/2005        9/22/2005        $675,000        $154,931
22.95%        97.02%        65.07%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.




2005 Clayton Fixed Income Services Inc. All rights reserved.


11        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6779273        CA        6/1/2005        Int. Est.        $275,000
$55,000        20.00%        $220,000        $54,956        9/1/2006        3
640        7/1/2005        6/30/2005        $209,000        $54,956
26.29%        131.55%        99.92%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6779278        CA        7/1/2005        Int. Est.        $344,796
$68,900        19.98%        $275,800        $68,871        9/1/2006        3
679        7/1/2005        6/30/2005        $262,045        $68,871
26.28%        131.53%        99.95%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6779350        CA        6/1/2005        Int. Est.        $235,000
$47,000        20.00%        $188,000        $46,975        9/1/2006        3
619        7/1/2005        6/30/2005        $178,600        $46,975
26.30%        131.56%        99.94%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6779358        CA        6/1/2005        BPO        $525,000        $105,000
   20.00%        $420,000        $5,977        8/1/2006        6
723        6/1/2005        9/21/2005        $620,000        $104,933
16.92%        84.66%        5.69%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6779377        CA        6/1/2005        Int. Est.        $294,000
$58,800        20.00%        $235,200        $58,748        9/1/2006        3
648        7/1/2005        6/30/2005        $223,440        $58,748
26.29%        131.55%        99.91%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6779386        CA        6/1/2005        BPO        $444,000        $88,800
  20.00%        $355,200        $84,665        8/1/2006        6
607        6/1/2005        9/21/2005        $444,000        $88,775
19.99%        99.99%        95.34%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.






2005 Clayton Fixed Income Services Inc. All rights reserved.


12        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6779391        CA        6/1/2005        BPO        $313,000        $61,000
  19.48%        $244,000        $0        8/1/2006        6
684        6/1/2005        9/22/2005        $375,000        $60,972
16.25%        81.32%        0.00%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6779395        CA        6/1/2005        BPO        $565,000        $113,000
   20.00%        $452,000        $105,952        8/1/2006        6
623        6/1/2005        9/22/2005        $565,000        $112,967
19.99%        99.99%        93.76%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance.

6779398        CA        6/1/2005        Int. Est.        $485,900
$97,150        19.99%        $388,720        $97,068        9/1/2006        3
667        7/1/2005        6/30/2005        $369,284        $97,068
26.28%        131.54%        99.91%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6779455        CA        6/1/2005        BPO        $325,000        $65,000
  20.00%        $260,000        $47,609        9/1/2006        3
667        7/1/2005        9/22/2005        $340,000        $64,929
19.09%        95.56%        73.24%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6779505        FL        7/1/2005        BPO        $390,000        $78,000
  20.00%        $312,000        $29,495        9/1/2006        6
610        6/1/2005        9/21/2005        $440,000        $78,000
17.72%        88.63%        37.81%        Monitor
Default Reason:        (Unknown)
10/31/2005        This loan has been added to the Watchlist because it is an first payment default. Based on the BPO completed on 9/21/2005 Clayton estimates that there is $60,000 worth of equity in the property.
6779506        GA        7/1/2005        Int. Est.        $127,500
$25,500        20.00%        $102,000        $25,480        7/1/2006        3
622        7/1/2005        6/30/2005        $96,900        $25,480       26.29%
       131.55%        99.92%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.





2005 Clayton Fixed Income Services Inc. All rights reserved.


13        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6779578        NC        7/1/2005        BPO        $132,000        $25,200
  19.09%        $100,800        $25,200        8/1/2006        6
601        6/1/2005        9/21/2005        $92,900        $25,200       27.12%
       135.62%        100.00%        Monitor
Default Reason:        (Unknown)
10/31/2005        This loan has been added to the Watchlist because it is an first payment default. Based on the BPO completed on 9/21/2005 Clayton estimates that there is ($25,000) worth of equity in the property.
6779581        FL        8/1/2005        Int. Est.        $275,000
$55,000        20.00%        $220,000        $55,000        10/1/2006        3
692        7/1/2005        6/30/2005        $209,000        $55,000
26.31%        131.57%        100.00%        Monitor
Default Reason:        (Unknown)
10/31/2005        This loan has been added to the Watchlist because it is an first payment default.

6779603        MD        7/1/2005        Int. Est.        $260,000
$52,000        20.00%        $208,000        $51,977        7/1/2006        3
640        7/1/2005        6/30/2005        $197,600        $51,977
26.30%        131.56%        99.95%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance.

6779626        IN        7/1/2005        Int. Est.        $86,000       $17,200
       20.00%        $68,800        $17,195        1/1/2007        3
605        7/1/2005        6/30/2005        $65,360        $17,195       26.30%
       131.57%        99.97%        Monito
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6779628        FL        7/1/2005        Int. Est.        $180,000
$34,400        19.11%        $137,400        $34,385        10/1/2006        3
610        7/1/2005        6/30/2005        $136,800        $34,385
25.13%        125.57%        99.95%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6779633        GA        7/1/2005        BPO        $325,000        $65,000
  20.00%        $260,000        $62,400        6/1/2006        6
610        6/1/2005        9/21/2005        $325,000        $65,000
20.00%        100.00%        95.99%        Monitor
Default Reason:        (Unknown)
10/31/2005        This loan has been added to the Watchlist because it is an first payment default. Based on the BPO completed on 9/21/2005 Clayton estimates that there is $12,000 worth of equity in the property.




2005 Clayton Fixed Income Services Inc. All rights reserved.


14        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6779679        RI        7/1/2005        BPO        $295,000        $59,000
  20.00%        $236,000        $59,000        7/1/2006        6
644        6/1/2005        9/21/2005        $275,000        $59,000
21.45%        107.27%        100.00%        Monitor
Default Reason:        (Unknown)
10/31/2005        This loan has been added to the Watchlist because it is an first payment default. Based on the BPO completed on 9/21/2005 Clayton estimates there to be ($7,000) worth of equity in the property.
6779728        FL        8/1/2005        Int. Est.        $162,000
$32,400        20.00%        $129,600        $32,400        10/1/2006        3
603        7/1/2005        6/30/2005        $123,120        $32,400
26.31%        131.57%        100.00%        Monitor
Default Reason:        (Unknown)
10/31/2005        This loan has been added to the Watchlist because it is an first payment default.

6779775        FL        7/1/2005        BPO        $275,000        $54,950
  19.98%        $219,950        $45,472        9/1/2006        6
634        6/1/2005        9/22/2005        $285,000        $54,950
19.28%        96.45%        82.75%        Monitor
Default Reason:        (Unknown)
10/31/2005        This loan has been added to the Watchlist because it is an first payment default. Based on the BPO completed on 9/21/2005 Clayton estimates that there is $19,000 worth of equity in the property.
6779791        IL        7/1/2005        Int. Est.        $155,000
$31,000        20.00%        $124,000        $30,989        5/1/2007        3
574        7/1/2005        6/30/2005        $117,800        $30,989
26.30%        131.56%        99.96%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6779799        IL        7/1/2005        BPO        $364,000        $72,800
  20.00%        $291,200        $68,435        4/1/2007        6
686        6/1/2005        9/21/2005        $370,000        $72,800
19.67%        98.37%        94.00%        Monitor
Default Reason:        (Unknown)
10/31/2005        This loan has been added to the Watchlist because it is an first payment default. Based on the BPO completed on 9/21/2005 Clayton estimates that these is $18,000 worth of equity in the property.
6779805        MI        7/1/2005        Int. Est.        $132,000
$26,400        20.00%        $105,600        $26,392        1/1/2007        3
608        7/1/2005        6/30/2005        $100,320        $26,392
26.30%        131.57%        99.97%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.




2005 Clayton Fixed Income Services Inc. All rights reserved.


15        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6779899        ID        7/1/2005        BPO        $115,000        $22,850
  19.86%        $91,500        $17,370        10/1/2006        6
622        6/1/2005        9/21/2005        $124,900        $22,850
18.29%        91.55%        76.01%        Monitor
Default Reason:        (Unknown)
10/31/2005        This loan has been added to the Watchlist because it is an first payment default. Based on the BPO completed on 9/21/2005 Clayton estimates that there is $13,600 worth of equity in the property.
6779921        NV        7/1/2005        Int. Est.        $445,000
$89,000        20.00%        $356,000        $88,960        10/1/2006        3
692        7/1/2005        6/30/2005        $338,200        $88,960
26.30%        131.56%        99.95%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6779971        CA        7/1/2005        Int. Est.        $327,000
$65,400        20.00%        $261,600        $65,383        9/1/2006        3
612        7/1/2005        6/30/2005        $248,520        $65,383
26.30%        131.57%        99.97%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6780032        CA        7/1/2005        BPO        $485,000        $97,000
  20.00%        $388,000        $0        9/1/2006        3
672        7/1/2005        9/21/2005        $590,000        $96,952
16.43%        82.19%        0.00%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance. Based on the most recent property valuation the value has increased by 21 percent.
6780047        CA        7/1/2005        Int. Est.        $410,000
$41,000        10.00%        $328,000        $40,985        9/1/2006        3
637        7/1/2005        6/30/2005        $311,600        $40,985
13.15%        118.41%        99.96%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance.

6780061        CO        7/1/2005        Int. Est.        $178,000
$34,250        19.24%        $136,850        $34,239        11/1/2006        3
672        7/1/2005        6/30/2005        $135,280        $34,239
25.30%        126.47%        99.96%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.





2005 Clayton Fixed Income Services Inc. All rights reserved.


16        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6780087        CA        7/1/2005        BPO        $445,000        $88,000
  19.77%        $352,000        $63,483        8/1/2006        6
756        6/1/2005        9/21/2005        $460,000        $88,000
19.13%        95.65%        72.14%        Monitor
Default Reason:        (Unknown)
10/31/2005        This loan has been added to the Watchlist because it is an first payment default. Based on the BPO completed on 9/21/2005 Clayton estimates that there is $33,000 worth of equity in the property.


2005 Clayton Fixed Income Services Inc. All rights reserved.


17        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6773431        UT        11/1/2004        Int. Est.        $121,000
$24,100        19.91%        $96,400        $24,035        1/1/2007        C3
517        7/1/2005        6/30/2005        $96,978        $24,035       24.78%
       124.18%        99.73%        Monitor - BK
Default Reason:        (Unknown)
11/4/2005        This loan has been added to the Watchlist because the loan has been in Chapter 7 bankruptcy since December 2004.

6773505        PA        6/1/2005        Int. Est.        $86,000       $16,591
       19.29%        $66,365        $16,582        2/1/2007        C6
776        6/1/2005        6/30/2005        $65,360        $16,582       25.37%
       126.90%        99.94%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6773731        DE        5/1/2005        Int. Est.        $121,000
$24,200        20.00%        $96,800        $24,190        10/1/2006        C9
629        5/1/2005        6/30/2005        $96,025        $24,190       25.19%
       125.99%        99.95%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and went from current to 90 days delinquent in the first two months of securitization.

6773887        AL        6/1/2005        Int. Est.        $142,000
$28,000        19.71%        $112,000        $27,987        7/1/2007        C6
645        6/1/2005        6/30/2005        $107,920        $27,987
25.93%        129.71%        99.95%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6774007        CO        5/1/2005        Int. Est.        $159,000
$31,600        19.87%        $126,000        $31,585        9/1/2006        CF
659        5/1/2005        6/30/2005        $123,611        $31,585
25.55%        127.48%        99.95%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6774118        IL        5/1/2005        Int. Est.        $173,000
$34,600        20.00%        $138,400        $34,583        4/1/2007        C9
649        5/1/2005        6/30/2005        $135,850        $34,583
25.45%        127.33%        99.95%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and went from current to 90 days delinquent in the first two months of securitization.






(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.


18        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6774372        OH        5/1/2005        Int. Est.        $300,000
$45,000        15.00%        $240,000        $44,939        2/1/2007        C3
635        7/1/2005        6/30/2005        $230,484        $44,939
19.49%        123.62%        99.86%        Monitor
Default Reason:        (Unknown)
11/4/2005        This loan has been added to the Watchlist because it is an early payment default. Additionally, it has a high fraud score and probability of flip.

6774773        NY        5/1/2005        Int. Est.        $610,000
$122,000        20.00%        $488,000        $121,905        4/1/2007       C6
642        6/1/2005        6/30/2005        $478,840        $121,905
25.45%        127.37%        99.92%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6774860        CA        6/1/2005        Int. Est.        $133,000
$26,520        19.93%        $106,080        $26,502        10/1/2006        C3
590        7/1/2005        6/30/2005        $101,080        $26,502
26.21%        131.16%        99.93%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6774890        NC        6/1/2005        Int. Est.        $122,500
$24,360        19.88%        $97,440        $24,343        10/1/2006        C3
591        7/1/2005        6/30/2005        $93,100        $24,343       26.14%
       130.80%        99.93%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6774966        WY        7/1/2005        Int. Est.        $116,000
$23,000        19.82%        $92,000        $22,993        12/1/2006        C3
593        7/1/2005        6/30/2005        $88,160        $22,993       26.08%
       130.43%        99.96%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6775037        AZ        6/1/2005        Int. Est.        $197,000
$39,400        20.00%        $157,600        $39,373        11/1/2006        C3
595        7/1/2005        6/30/2005        $149,720        $39,373
26.29%        131.56%        99.93%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.






(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.


19        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6775102        NE        6/1/2005        Int. Est.        $118,500
$25,000        21.09%        $93,500        $24,983        10/1/2006        C3
596        7/1/2005        6/30/2005        $90,060        $24,983       27.74%
       131.56%        99.93%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6775176        UT        6/1/2005        Int. Est.        $380,000
$76,000        20.00%        $304,000        $75,936        11/1/2006        C3
600        7/1/2005        6/30/2005        $288,800        $75,936
26.29%        131.55%        99.91%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6775270        GA        6/1/2005        Int. Est.        $163,000
$31,580        19.37%        $126,320        $31,556        8/1/2006        C3
602        7/1/2005        6/30/2005        $123,880        $31,556
25.47%        127.44%        99.92%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6775368        CT        6/1/2005        Int. Est.        $150,000
$30,000        20.00%        $120,000        $29,977        11/1/2006        C3
603        7/1/2005        6/30/2005        $114,000        $29,977
26.29%        131.55%        99.92%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6775369        MA        6/1/2005        Int. Est.        $260,000
$51,600        19.84%        $206,400        $51,561        8/1/2006        C3
603        7/1/2005        6/30/2005        $197,600        $51,561
26.09%        130.54%        99.92%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6775466        CT        6/1/2005        Int. Est.        $155,000
$27,980        18.05%        $111,920        $27,959        11/1/2006        C3
609        7/1/2005        6/30/2005        $117,800        $27,959
23.73%        118.74%        99.92%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.





(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.


20        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6775552        LA        7/1/2005        Int. Est.        $136,000
$27,000        19.85%        $108,000        $26,990        1/1/2007        C3
609        7/1/2005        6/30/2005        $103,360        $26,990
26.11%        130.60%        99.96%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6775604        CA        7/1/2005        Int. Est.        $350,000
$68,980        19.70%        $275,920        $68,954        10/1/2006        C3
608        7/1/2005        6/30/2005        $266,000        $68,954
25.92%        129.65%        99.96%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6775761        SC        6/1/2005        Int. Est.        $96,000       $18,300
       19.06%        $73,200        $18,256        12/1/2006        C3
614        7/1/2005        6/30/2005        $72,960        $18,256       25.02%
       125.35%        99.76%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6775814        OR        6/1/2005        Int. Est.        $165,000
$32,980        19.98%        $131,920        $32,955        11/1/2006        C3
614        7/1/2005        6/30/2005        $125,400        $32,955
26.27%        131.47%        99.92%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6775899        MA        5/1/2005        Int. Est.        $301,000
$59,800        19.86%        $239,200        $59,753        7/1/2006        36
617        6/1/2005        6/30/2005        $228,760        $59,753
26.12%        130.68%        99.92%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6775922        MA        6/1/2005        Int. Est.        $395,000
$79,000        20.00%        $316,000        $78,967        7/1/2006        C6
616        6/1/2005        6/30/2005        $300,200        $78,967
26.30%        131.56%        99.95%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance.






(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.


21        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6775955        FL        7/1/2005        Int. Est.        $109,000
$20,000        18.34%        $80,000        $20,000        9/1/2006        C6
616        6/1/2005        6/30/2005        $82,840        $20,000       24.14%
       120.71%        100.00%        Monitor
Default Reason:        (Unknown)
10/31/2005        This loan has been added to the Watchlist because it is an first payment default.

6776262        AZ        6/1/2005        Int. Est.        $185,000
$37,000        20.00%        $148,000        $36,969        11/1/2006       C3
623        7/1/2005        6/30/2005        $140,600        $36,969
26.29%        131.55%        99.91%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance.

6776312        FL        6/1/2005        Int. Est.        $242,000
$48,000        19.83%        $192,000        $47,967        10/1/2006       C3
584        7/1/2005        6/30/2005        $183,920        $47,967
26.08%        130.47%        99.93%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6776318        MA        6/1/2005        Int. Est.        $315,000
$63,000        20.00%        $252,000        $62,957        8/1/2006        C3
584        7/1/2005        6/30/2005        $239,400        $62,957
26.29%        131.56%        99.93%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6776363        GA        6/1/2005        Int. Est.        $120,000
$24,000        20.00%        $96,000        $23,984        8/1/2006        C3
580        7/1/2005        6/30/2005        $91,200        $23,984       26.29%
       131.56%        99.93%        Monitor - BK
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6776448        MI        7/1/2005        Int. Est.        $158,000
$31,600        20.00%        $126,400        $31,586        2/1/2007        C3
581        7/1/2005        6/30/2005        $120,080        $31,586
26.30%        131.56%        99.95%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.






(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.


22        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6776493        NJ        6/1/2005        Int. Est.        $202,000
$40,000        19.80%        $160,000        $39,973        3/1/2007        C3
582        7/1/2005        6/30/2005        $153,520        $39,973
26.03%        130.25%        99.93%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6776538        TX        6/1/2005        Int. Est.        $110,000
$22,000        20.00%        $88,000        $21,985        7/1/2006        C3
584        7/1/2005        6/30/2005        $83,600        $21,985       26.29%
       131.56%        99.93%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6776539        CA        6/1/2005        Int. Est.        $303,900
$60,780        20.00%        $243,120        $60,759        9/1/2006        C6
584        6/1/2005        6/30/2005        $230,964        $60,759
26.30%        131.57%        99.96%        Monitor - BK
Default Reason:        (Unknown)
10/31/2005        This loan was added to the Watchlist because it is an early payment default and the borrower filed for Chapter 13 bankruptcy in September 2005. Additionally the loan is a cash out refinance.
6776557        OH        7/1/2005        Int. Est.        $130,000
$25,700        19.76%        $102,800        $25,691        2/1/2007        C3
583        7/1/2005        6/30/2005        $98,800        $25,691       26.00%
       130.05%        99.96%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6776586        MI        6/1/2005        Int. Est.        $142,000
$28,302        19.93%        $113,208        $28,292        1/1/2007        C6
587        6/1/2005        6/30/2005        $107,920        $28,292
26.21%        131.11%        99.96%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6776864        FL        6/1/2005        Int. Est.        $525,000
$105,000        20.00%        $420,000        $104,912        10/1/2006
C3
632        7/1/2005        6/30/2005        $399,000        $104,912
26.29%        131.55%        99.91%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance.





(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.


23        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6777089        NY        7/1/2005        Int. Est.        $290,000
$58,000        20.00%        $232,000        $57,964        5/1/2007        C3
641        7/1/2005        6/30/2005        $220,400        $57,964
26.29%        131.56%        99.93%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default and it is a cash out refinance.

6777168        MA        6/1/2005        Int. Est.        $183,000
$36,480        19.93%        $145,920        $36,445        8/1/2006        C3
642        7/1/2005        6/30/2005        $139,080        $36,445
26.20%        131.12%        99.90%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6777200        LA        6/1/2005        Int. Est.        $110,000
$21,800        19.81%        $87,200        $21,780        1/1/2007        C3
642        7/1/2005        6/30/2005        $83,600        $21,780       26.05%
       130.35%        99.90%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6777289        FL        6/1/2005        Int. Est.        $285,000
$48,853        17.14%        $195,412        $48,815        10/1/2006        C3
644        7/1/2005        6/30/2005        $216,600        $48,815
22.53%        112.75%        99.92%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6777585        TN        6/1/2005        Int. Est.        $210,000
$42,000        20.00%        $168,000        $41,849        8/1/2006        C3
653        7/1/2005        6/30/2005        $159,600        $41,849
26.22%        131.48%        99.64%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6777819        CA        6/1/2005        Int. Est.        $365,000
$66,000        18.08%        $264,000        $65,971        9/1/2006        CF
664        6/1/2005        6/30/2005        $277,400        $65,971
23.78%        118.95%        99.95%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.






(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.


24        of        25
SASCO 2005-S5 Loan-Level Report
Mortgage Data Through: September 30, 2005
Watchlist

State        First Pmt.        Valuation Method         Orig.         Orig
Amount        OLTV        1st Lien        Est. (Gain)/Loss        Est. Liq.Date
        Delinquency
Loan Number        FICO                Last Paid Dt.        Current Value
Current Bal        CLTV        Comb. LTV        MI Cert #        Est. Severity
     Status
6778003        NC        6/1/2005        Int. Est.        $107,000
$21,400        20.00%        $85,600        $21,377        10/1/2006        C3
670        7/1/2005        6/30/2005        $81,320        $21,377       26.28%
       131.55%        99.89%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

6778643        NY        6/1/2005        Int. Est.        $532,000
$106,399        19.99%        $425,596        $106,089        5/1/2007       C3
715        7/1/2005        6/30/2005        $404,320        $106,089
26.23%        131.50%        99.70%        Monitor
Default Reason:        (Unknown)
11/8/2005        This loan was added to the Watchlist because it is an early payment default.

Section Three

Prepayment Analysis

(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.

Reconciliation for Prepayment Premiums for SASCO 2005-S5


Mortgage Data Through: September 30, 2005


Section 1:	Prepayment premiums remitted to the P Class by the trustee.
                This information is taken from the Statement to Certificateholders prepared by the trustee.








		Trustee Remittance Date



	Class	             25-Oct-05			25-Sep-05



	P Class	             $104,752 			$52,277








Section 2:	Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Clayton by the servicers each month.








		Trustee Remittance Date



	Servicer	     25-Oct-05			25-Sep-05




	Total	             $104,752			$52,277










Section 3:	Reconciliation of the amounts remitted to the P class by the trustee and the amounts remitted by the servicers to the trustee.





Amount remitted to the P Class:		$104,752


Amount remitted by the servicers:	$104,752


	Difference:	                $0








Aggregate Paid-Off Loans Report for SASCO 2005-S5



Mortgage Data Through: September 30, 2005"





Trustee Remittance Date: 		25-Oct-05	25-Sep-05
Loans with Active Prepayment
Flags with Premiums Remitted (A)	41	        26



Loans without Prepayment Flags
with Premiums Remitted 			0	        0
Total Loans with
Premiums Remitted  (B)			41	        26




Loans with Active Prepayment Flags (C)	43	        27




Loans without Prepayment Flags
with Premiums Remitted 			0	        0


Subtotal  (D)				43	        27



Premiums Remitted for Loans
with Active Prepayment Flags (A/C)	95.35%	        96.30%




Total Loans with Premiums
Remitted to the Subtotal (B/D)		95.35%	        96.30%




Total Paid-Off Loans (E)		235	        222

Total Loans with Premiums
Remitted to the Total
Paid-Off Loans (B/E)			17.45%	        11.71%

Paid-Off Loan Exception Report for SASCO 2005-S5
Mortgage Data Through: September 30, 2005
                                                               TOTAL
Total Paid-Off Loans with Flags				        43
Less Exceptions:
Loans with Expired
Prepayment Clauses (as stated in the Note)*			0

Loans that Contained a Clause Allowing
Prepayment Premiums to be Waived at the
Time of Liquidation*			                        0

Loans that were Liquidated from REO Status*			0

Loans with Discrepancies between
the Data File and the Note*			                0

Defaulted Liquidated Loans that
Could Not Have Premiums Collected
because of the Acceleration of the Debt*			0

Loans that were Liquidated Through Loss Mitigation Efforts*			0
Total Paid-Off Loans with Active Prepayment Flags (C)		43

Other Exceptions:
Paid-Off Loans that Did Not have Premiums
Collected because of State Statutes			        0

Paid-Off Loans with Active Prepayment Flags
that Did Not Have Premiums Remitted 			        2

*These categories are mutually exclusive.

Paid-Off Loans With Prepayment Flags for SASCO 2005-S5

Mortgage Data Through: September 30, 2005

Loan 	Delinquency Origination PPP   Expiration Payoff  Payoff   PPP 	  St %
Number  String      Date        Flag  Date       Balance Date    Remitted    of
                                                                            PPP
                                                              to Payoff Balance
-------------------------------------------------------------------------------
6772757	C0*	3/29/2005	2     3/29/2007	$6,080	9/19/2005  $0
FL 0%
6773081	C0*	3/30/2005	1     3/30/2006	$113,0489/13/2005  $0 	  NY 0%

6772556	C0	3/23/2005	3     3/22/2008	$173,9009/30/2005  $1,393 MI 1%

6781017	C0	12/13/2004	3     12/13/2007$95,472	9/30/2005  $3,930 CA 4%

6779150	C0	3/3/2005	3     3/2/2008	$62,968	9/30/2005  $2,333 CA
4%
6779331	C0	3/15/2005	3     3/14/2008	$47,879	9/30/2005  $1,605 CA
3%
6772046	C0	3/3/2005	3     3/2/2008	$127,5029/29/2005  $4,207 CA 3%

6779336	0	3/24/2005	3     3/23/2008	$71,741	9/22/2005  $2,657 CA
4%
6778180	C0	4/18/2005	3     4/17/2008	$19,307	9/22/2005  $913   CT
5%
6778845	0	4/15/2005	3     4/14/2008	$26,939	9/21/2005  $1,348 PA
5%
6777790	C0	4/15/2005	3     4/14/2008	$20,884	9/16/2005  $786   CA
4%
6773788	C0	1/27/2005	3     1/27/2008	$26,982	9/9/2005   $1,282 FL
5%
6772869	C0	1/31/2005	2     1/31/2007	$102,5709/30/2005  $3,837 NY 4%

6777932	C0	4/18/2005	2     4/18/2007	$32,893	9/30/2005  $1,135 AZ
3%
6776858	C0	4/20/2005	2     4/20/2007	$26,494	9/30/2005  $511   VA
2%
6777399	C0	4/29/2005	2     4/29/2007	$104,2419/30/2005  $4,216 CA 4%

6779165	C0	4/12/2005	2     4/12/2007	$55,912	9/30/2005  $2,069 CA
4%
6773268	C0	3/1/2005	2     3/1/2007	$167,5449/29/2005  $6,698 CA 4%

6774825	C0	4/29/2005	2     4/29/2007 $65,807	9/29/2005  $2,786 NV 4%

6777205	C0	7/30/2004	2     7/30/2006	$136,1609/28/2005  $4,442 CA 3%

6774752	C0	3/21/2005	2     3/21/2007	$110,6959/28/2005  $4,029 FL 4%

6777170	C0	4/25/2005	2     4/25/2007 $53,617	9/27/2005  $1,960 AZ 4%

6772469	C0	3/16/2005	2     3/16/2007	$71,653	9/26/2005  $1,454 MN
2%
6773407	C0	3/2/2005	2     3/2/2007	$62,762	9/22/2005  $2,385 NH
4%
6772860	C0	1/7/2005	2     1/7/2007	$64,862	9/21/2005  $3,244 HI
5%
6774770	C0	4/4/2005	2     4/4/2007	$124,4069/20/2005  $4,391 CA 4%

6772669	C0	3/4/2005	2     3/4/2007	$27,132	9/16/2005  $1,208 FL
4%
6777862	C0	4/19/2005	2     4/19/2007	$47,362	9/16/2005  $1,650 CA
3%
6772634	C0	1/28/2005	2     1/28/2007	$77,676	9/15/2005  $2,914 MD
4%
6773074	C0	3/25/2005	2     3/25/2007	$121,7029/15/2005  $5,109 CA 4%

6773054	C0	3/17/2005	2     3/17/2007	$48,431	9/14/2005  $1,719 CA
4%
6774292	C0	3/31/2005	2     3/31/2007	$42,650	9/14/2005  $1,635 AZ
4%
6772914	C0	3/4/2005	2     3/4/2007	$40,864	9/9/2005   $1,533 HI
4%
6777287	C0	4/26/2005	2     4/26/2007	$99,958	9/9/2005   $4,032 CA
4%
6773084	C0	3/21/2005	2     3/21/2007	$147,4639/8/2005   $5,076 CA 3%

6774456	C0	3/18/2005	2     3/18/2007	$52,447	9/8/2005   $2,116 NV
4%
6781028	C0	3/31/2005	2     3/31/2007	$61,899	9/7/2005   $2,588 CA
4%
6773001	C0	3/14/2005	2     3/14/2007	$80,315	9/6/2005   $2,805 HI
3%
6773491	C0	3/23/2005	2     3/23/2007	$16,937	9/6/2005   $622   AZ
4%
6774720	C0	3/22/2005	2     3/22/2007	$94,000	9/1/2005   $3,329 CA
4%
6773302	C0	3/25/2005	2     3/25/2007	$52,823	8/3/2005   $1,901 FL
4%
6773380	C0	3/11/2005	1     3/11/2006	$59,810	9/29/2005  $2,214 FL
4%
6777787	C0	4/13/2005	1     4/13/2006	$35,527	9/1/2005   $691   RI
2%
*Awaiting Servicer Response

Section Four

Analytics

(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 FICO Distribution by Status
Mortgage Data Through: September 30, 2005
FICO	Delinquency	Percentage
470	Current	0
480	Current	0
500	Current	0
520	Delinquent	0.005
540	Current	0
540	Delinquent	0.005
550	Current	0
560	Current	0
570	Current	0
570	Delinquent	0.005
580	Current	0.014
580	Delinquent	0.042
580	Paid Off	0.009
590	Current	0.03
590	Delinquent	0.023
590	Paid Off	0.007
600	Current	0.033
600	Delinquent	0.047
600	Paid Off	0.004
610	Current	0.035
610	Delinquent	0.066
610	Paid Off	0.009
620	Current	0.042
620	Delinquent	0.056
620	Paid Off	0.018
630	Current	0.077
630	Delinquent	0.108
630	Paid Off	0.044
640	Current	0.076
640	Delinquent	0.146
640	Paid Off	0.037
650	Current	0.08
650	Delinquent	0.061
650	Paid Off	0.053
660	Current	0.071
660	Delinquent	0.056
660	Paid Off	0.059
670	Current	0.068
670	Delinquent	0.085
670	Paid Off	0.046
680	Current	0.064
680	Delinquent	0.042
680	Paid Off	0.061
690	Current	0.062
690	Delinquent	0.07
690	Paid Off	0.083
700	Current	0.056
700	Delinquent	0.009
700	Paid Off	0.085
710	Current	0.047
710	Delinquent	0.005
710	Paid Off	0.083
720	Current	0.043
720	Delinquent	0.033
720	Paid Off	0.053
730	Current	0.04
730	Delinquent	0.014
730	Paid Off	0.044
740	Current	0.035
740	Delinquent	0.033
740	Paid Off	0.055
750	Current	0.029
750	Delinquent	0.014
750	Paid Off	0.055
760	Current	0.027
760	Delinquent	0.019
760	Paid Off	0.048
770	Current	0.023
770	Delinquent	0.019
770	Paid Off	0.055
780	Current	0.018
780	Delinquent	0.014
780	Paid Off	0.053
790	Current	0.015
790	Delinquent	0.005
790	Paid Off	0.02
800	Current	0.009
800	Delinquent	0.009
800	Paid Off	0.015
810	Current	0.004
810	Delinquent	0.009
810	Paid Off	0.007
820	Current	0.001
830	Current	0
900	Current	0

Status	# of Loans	Average	Std. Deviation
Current	12,729	675	57.612
Delinquent	213	658	53.875
Paid Off	457	704	50.294
Total:	13,399

(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Loan-to-Value Distribution by Status
Mortgage Data Through: September 30, 2005
LTV	Delinquency	Percentage
0	Current	0.004
0	Paid Off	0.013
0	Delinquent	0.005
0.1	Delinquent	0.094
0.1	Current	0.15
0.1	Paid Off	0.344
0.2	Delinquent	0.892
0.2	Paid Off	0.617
0.2	Current	0.833
0.3	Delinquent	0.009
0.3	Paid Off	0.024
0.3	Current	0.011
0.4	Current	0.001
0.5	Current	0
0.5	Paid Off	0.002
0.6	Current	0
0.7	Current	0

Status	# of Loans	Average	Std. Deviation
Current	12,729	0.965	0.061
Delinquent	213	0.981	0.045
Paid Off	457	0.927	0.087
Total:	13,399

(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Balance Distribution by Status
Mortgage Data Through: September 30, 2005
Balance	Delinquency	Percentage
0	Current	0.001
10000	Current	0.045
10000	Delinquent	0.056
20000	Current	0.195
20000	Delinquent	0.15
30000	Current	0.23
30000	Delinquent	0.178
40000	Current	0.16
40000	Delinquent	0.117
50000	Current	0.104
50000	Delinquent	0.108
60000	Current	0.077
60000	Delinquent	0.089
70000	Current	0.056
70000	Delinquent	0.052
80000	Current	0.035
80000	Delinquent	0.047
90000	Current	0.024
90000	Delinquent	0.033
100000	Current	0.024
100000	Delinquent	0.075
110000	Current	0.015
110000	Delinquent	0.019
120000	Current	0.011
120000	Delinquent	0.028
130000	Current	0.007
130000	Delinquent	0.014
140000	Current	0.004
140000	Delinquent	0.014
150000	Current	0.004
150000	Delinquent	0.009
160000	Current	0.002
170000	Current	0.001
170000	Delinquent	0.005
180000	Current	0.001
190000	Current	0.001
190000	Delinquent	0.005
200000	Current	0.001
210000	Current	0
220000	Current	0
230000	Current	0
240000	Current	0
250000	Current	0
260000	Current	0
270000	Current	0
280000	Current	0
300000	Current	0
310000	Current	0
340000	Current	0
350000	Current	0
360000	Current	0
370000	Current	0
390000	Current	0
400000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	12,729	45,688.20	31,734.90
Delinquent	213	54,805.35	35,189.00
Total:	12,942

(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Mortgage Type Distribution by Status
Mortgage Data Through: September 30, 2005
Mortgage Type	Delinquency	Percentage
Investment Home	Current	0.156
Investment Home	Delinquent	0.061
Investment Home	Paid Off	0.407
Primary Home	Current	0.818
Primary Home	Delinquent	0.925
Primary Home	Paid Off	0.53
Second Home	Current	0.027
Second Home	Delinquent	0.014
Second Home	Paid Off	0.063

Mortgage Type	Loan Count	Total Balance	Avg. Balance	Std. Deviation
Fixed	13,399	593,238,671.43	44,274.85	32,355.20
Total:	13,399	593,238,671.43

(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Mortgage Purpose Distribution
Mortgage Data Through: September 30, 2005


Origination Statistics	Current Loans


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	1,579	11.8%	Cash-out refinance 	1,493	11.7%
Purchase	11,426	85.2%	Purchase	10,836	85.1%

Rate/term refinance 	412	3.1%	Rate/term refinance 	400	3.1%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	0	0.0%

Total	13,417	100%	Total	12,729	100%


Delinquent Loans	Paid Off Loans


Purpose	Number	Percentage	Purpose	Number	Percentage

Cash-out refinance 	31	14.6%	Cash-out refinance 	50	10.9%
Purchase	179	84.0%	Purchase	398	87.1%

Rate/term refinance 	3	1.4%	Rate/term refinance 	9	2.0%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	0	0.0%	Other	0	0.0%

Total	213	100%	Total	457	100%

(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Ownership Distribution by Status
Mortgage Data Through: September 30, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.156
Investment Home	Delinquent	0.061
Investment Home	Paid Off	0.407
Primary Home	Current	0.818
Primary Home	Delinquent	0.925
Primary Home	Paid Off	0.53
Second Home	Current	0.027
Second Home	Delinquent	0.014
Second Home	Paid Off	0.063

Title	# of Loans
Investment Home	2,180
Primary Home	10,849
Second Home	370
Total:	13,399

(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Delinquent Count Over Time
Mortgage Data Through: September 30, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
8/31/2005	20	3	0	1	0
9/30/2005	146	52	12	3	0

(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Delinquent Balance Over Time
Mortgage Data Through: September 30, 2005
AsOfDate  30 Days  60 Days  90 Days  Foreclosure   REO
8/31/2005 1059086  17437    0	     27050	   0
9/30/2005 7454434  3340760  753740   124605	   0

(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-S5 Conditional Prepayment Rates
Mortgage Data Through: September 30, 2005
Date	Distribution Date   CPR	   3-Month MA	6-Month MA  12-Month MA
9/30/2005	10/25/2005  23.71%
8/31/2005	9/25/2005   21.72%

(c) 2005 Clayton Fixed Income Services Inc. All rights reserved.